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                                                        EXHIBIT (10)(iii)(c)


    Material Contracts -- Amendments dated January 17, 1996 to Employment Agreement between Richman Gordman 1/2 Price Stores, Inc. and Mr. Roger Faust.


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                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                                    BETWEEN
           RICHMAN GORDMAN 1/2 PRICE STORES, INC. AND ROGER R. FAUST


    This Second Amendment (the "Second Amendment") to the Employment Agreement (the "Employment Agreement") dated as of October 20, 1993, between RICHMAN GORDMAN 1/2 PRICE STORES, INC. (the "Company") and ROGER R. FAUST
("Executive").

    1. Section 4 (a) (1) of the Agreement is hereby amended to provide as follows:

              Payment by the Company of premiums for short term disability insurance (100% of salary for up to six months) and director and officer liability insurance for Executive and a bi-weekly benefits allowance determined in accordance with the Company's executive benefits policy currently in place;

    2. All terms and conditions of the Employment Agreement shall remain in full force and effect except as expressly provided in this Second Amendment or as previously amended.

    3. This Second Amendment is made as of the 17th day of January, 1996, and shall be effective immediately.


                     RICHMAN GORDMAN 1/2 PRICE STORES, INC.



                     By: /s/ Dennis E. Reaves
                        ----------------------------------
                     Its: President and C.E.O.
                        ----------------------------------


                     EXECUTIVE



                     By: /s/ Roger R. Faust
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                                 Roger R. Faust